UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 14, 2025

Premier, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36092	35-2477140
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13034 Ballantyne Corporate Place

Charlotte, NC 28277

(Address of principal executive offices) (Zip Code)

(704) 357-0022

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.01 Par Value	PINC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure

Premier, Inc. (the “Company”) is scheduled to present at the J.P. Morgan Healthcare Conference in San Francisco, California on Tuesday, January 14, 2025, at 10:30 a.m. PST (1:30 p.m. EST). The presentation and subsequent question and answer session will be audio webcast live through the Company’s investor relations website page at www.investors.premierinc.com under Events and Presentations, where presentation slides also will be made available. A webcast replay will be archived on the Company’s website for approximately 30 days.

Pursuant to Regulation FD, the Company hereby furnishes the presentation materials attached as Exhibit 99.1 to this report, which information is incorporated into this Item 7.01 by this reference. A related press release announcing the Company’s participation in the conference is also attached as Exhibit 99.2 to this report, which information is incorporated into this Item 7.01 by this reference.

The information in this report under this Item 7.01, as well as Exhibits 99.1 and 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, or incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such a filing. The furnishing of this report is not intended to constitute a determination or admission by the registrant that the information is material or that the dissemination of the information is required by Regulation FD.

Item 8.01.	Other Events

In January 2025, the Company completed execution of the additional $200 million of repurchases of its Class A Common Stock (the “Common Stock”) that it announced in August 2024. The repurchases were made under a $1.0 billion share repurchase authorization approved by the Company’s Board of Directors in February 2024 (the “Share Repurchase Authorization”). The Company had previously announced the completion of a $400 million accelerated share repurchase program under the Share Repurchase Authorization. Accordingly, the Company has repurchased a total of $600 million of its Common Stock under the Share Repurchase Authorization. There can be no assurances regarding the timing or amount of any additional Common Stock share repurchases under the remaining Share Repurchase Authorization. The Share Repurchase Authorization may be suspended, delayed or discontinued at any time at the discretion of the Company’s Board of Directors.

Item 9.01.	Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description

99.1	Premier, Inc. Presentation Materials, dated January 14, 2025

99.2	Press Release of Premier, Inc. dated January 7, 2025

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Premier, Inc.

	By:	/s/ Michael J. Alkire
	Name:	Michael J. Alkire
	Title:	President and Chief Executive Officer

Date: January 14, 2025